Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On January 21, 2021, Esports Entertainment Group, Inc. (the “Company”) completed its acquisition of Phoenix Games Networks Limited (“Phoenix”), a company incorporated in the United Kingdom, acquiring all of the issued and outstanding share capital of Phoenix pursuant to the Share Purchase Agreement (“Purchase Agreement”) dated December 21, 2020. Phoenix, through its wholly owned subsidiary Xseries Limited, operates the Esports Gaming League (“EGL”), a business-to-business (“B2B”) centric provider of live and online events and tournaments where gamers can compete and engage with content relating to esports and video games.

The accompanying unaudited pro forma condensed combined financial statements (“pro forma financial information”) has been prepared based on the historical financial statements of the Company and Phoenix after giving effect to the Purchase Agreement. The pro forma financial information is intended to provide information about how the acquisition of Phoenix may have affected the Company’s historical financial statements. The unaudited pro forma condensed combined statements of operations and comprehensive loss for the six months ended December 31, 2020 and the year ended June 30, 2020, combines the historical consolidated financial statements of the Company for these periods, derived from the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on February 16, 2021, and Annual Report on Form 10-K filed with the SEC on October 1, 2020, with the respective historical consolidated statements of operations and comprehensive loss of Phoenix as if the acquisition of Phoenix had occurred on July 1, 2019. The unaudited pro forma condensed combined balance sheet at December 31, 2020 combines the historical consolidated balance sheet of the Company as derived from the Quarterly Report on Form 10-Q filed with the SEC on February 16, 2021, and the historical consolidated balance sheet of Phoenix as of September 30, 2020 on a pro forma basis as if the acquisition of Phoenix occurred on December 31, 2020.

The historical unaudited pro forma condensed combined statement of operations and comprehensive loss for the six months ended December 31, 2020 combines the Company’s historical unaudited consolidated statement of operations for the six months ended December 31, 2020 with the historical unaudited consolidated results of Phoenix during the same six month period. The historical unaudited pro forma condensed combined statement of operations and comprehensive loss for the year ended June 30, 2020 combines the Company’s historical audited consolidated statement of operations for the year ended June 30, 2020 with the results of Phoenix derived by adding the historical unaudited consolidated statement of operations of Phoenix for the nine months ended September 30, 2020 to its historical audited consolidated statement of operations for the year ended December 31, 2019, and then subtracting the historical unaudited consolidated statement of operations for the nine months ended September 30, 2019.

The fiscal year end of the Company is June 30 and the fiscal year end of Phoenix is December 31. As a result of the difference in the year ends: (a) the consolidated results of Phoenix for the three months ended September 30, 2020 is included more than once in the pro forma financial information; and (b) the consolidated results of Phoenix for the nine months ended September 30, 2019 is excluded from the pro forma financial information. The revenue and net loss of Phoenix for the three months ended September 30, 2020 were $107,408 and $168,925 respectively. The revenue and net loss of Phoenix for the nine months ended September 30, 2019 were $1,136,607 and $76,295, respectively.

The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes to the unaudited pro forma financial information and:

●	the historical unaudited condensed consolidated financial statements of the Company for the three and six months ended December 31, 2020 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on February 16, 2021;

●	the historical audited consolidated financial statements of the Company for the year ended June 30, 2020 included in the Company’s Annual Report on Form 10-K filed with the SEC on October 1, 2020.

●	the historical unaudited condensed consolidated financial statements of Phoenix for the nine months ended September 30, 2020 as filed in this Current Report on Form 8-K/A;

●	the historical audited consolidated financial statements of Phoenix for the years ended December 31, 2019 and 2018, as filed in this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition of Phoenix occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma transaction accounting adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

Esports Entertainment Group, Inc.

Pro Forma Condensed Combined Balance Sheet

December 31, 2020

(Unaudited)

	Historical		Pro Forma
	Esports Entertainment Group, Inc.	Phoenix Games Network Limited	Transaction Accounting Adjustments	Notes	Pro Forma Combined
ASSETS

Current assets
Cash	$5,571,431	$85,898	$(481,386)	(a)	$5,175,943
Restricted cash	2,006,752	-	-		2,006,752
Accounts receivable, net	-	7,870	-		7,870
Receivables reserved for users	322,215	-	-		322,215
Loans receivable	1,000,000	-	-		1,000,000
Other receivables	808,946	61,245	-		870,191
Prepaid expenses and other current assets	891,281	4,094	(274,067)	(d)	621,308
Total current assets	10,600,625	159,107	(755,453)		10,004,279

Equipment, net	67,470	21,008	-		88,478
Right-of-use asset	302,534	-	-		302,534
Intangible assets, net	6,474,036	96,624	274,067	(d)	6,844,727
Goodwill	6,908,592	-	8,146,712	(b)	15,055,304
Other non-current assets	1,169,405	5,062	-		1,174,467

TOTAL ASSETS	$25,522,662	$281,801	$7,665,326		$33,469,789

LIABILITIES AND STOCKHOLDERS’ EQUITY

Accounts payable and accrued expenses	$3,351,150	$233,395	$-		$3,584,545
Liabilities to customers	2,229,724	-	-		2,229,724
Contract liability	-	46,573	-		46,573
Taxes payable	40,642	-	-		40,642
Warrant liability	4,859,782	-	-		4,859,782
Notes payable - current	26,880	-	-		26,880
Operating lease liability - current	143,443	-	-		143,443
Contingent consideration - current	500,000	-	2,925,000	(a)	3,425,000
Total current liabilities	11,151,621	279,968	2,925,000		14,356,589

Notes payable	314,410	64,512	-		378,922
Operating lease liability	74,450	-	-		74,450
Contingent consideration, net of current portion	-	-	2,750,000	(a)	2,750,000

TOTAL LIABILITIES	11,540,481	344,480	5,675,000		17,559,961

Stockholders’ equity
Preferred stock	-	-	-		-
Common stock	13,580	2,798	(2,506)	(a), (c)	13,872
Additional paid-in capital	43,665,482	1,628,307	299,048	(a), (c)	45,592,837
Accumulated deficit	(29,634,132)	(1,689,597)	1,689,597	(c)	(29,634,132)
Accumulated other comprehensive loss	(62,749)	(4,187)	4,187	(c)	(62,749)
Total stockholders’ equity	13,982,181	(62,679)	1,990,326		15,909,828

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$25,522,662	$281,801	$7,665,326		$33,469,789

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

Esports Entertainment Group, Inc.

Pro Forma Condensed Combined Statement of Operations and Comprehensive Loss

For the Year Ended June 30, 2020

(Unaudited)

	Historical		Pro Forma
	Esports Entertainment Group, Inc.	Phoenix Games Network Limited	Transaction Accounting Adjustments	Notes	Pro Forma Combined

Net revenue	$-	$408,519	$-		$408,519

Operating costs and expenses:
Cost of revenue	-	220,486	-		220,486
Sales and marketing	322,517	16,030	-		338,547
General and administrative	3,727,197	603,652	-		4,330,849
Change in fair value of contingent consideration	-	-	143,096	(e)	143,096
Total operating expenses	4,049,714	840,168	143,096		5,032,978

Operating loss	(4,049,714)	(431,649)	(143,096)		(4,624,459)

Other income (expense):
Interest expense	(1,995,458)	(274)	-		(1,995,732)
Net amortization of debt discount and premium on convertible debt	(1,156,877)	-	-		(1,156,877)
Change in fair value of derivative liabilities	(2,432,302)	-	-		(2,432,302)
Loss on extinguishment of debt, net	(2,795,582)	-	-		(2,795,582)
Gain on warrant exchange	1,894,418	-	-		1,894,418
Other non-operating income	186,498	35,100	65,800	(f)	287,398

Loss before income taxes	(10,349,017)	(396,823)	(77,296)		(10,823,135)

Income tax expense	(2,398)	-	-		(2,398)

Net Loss	(10,351,415)	(396,823)	(77,296)		(10,825,533)

Other comprehensive income:
Foreign currency translation income	-	6,431	-		6,431

Total comprehensive loss	$(10,351,415)	$(390,392)	$(77,296)		$(10,819,102)
Basic and diluted loss per common share	$(1.50)				$(1.51)

Weighted average number of common shares outstanding, basic and diluted	6,880,321		292,511	(a)	7,172,832

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

Esports Entertainment Group, Inc.

Pro Forma Condensed Combined Statement of Operations and Comprehensive Loss

For the Six Months ended December 31, 2020

(Unaudited)

	Historical		Pro Forma
	Esports Entertainment Group, Inc.	Phoenix Games Network Limited	Transaction Accounting Adjustments	Notes	Pro Forma Combined

Net revenue	$2,584,585	$349,051	$-		$2,933,636

Operating costs and expenses:
Cost of revenue	1,753,753	182,856	-		1,936,609
Sales and marketing	2,492,488	(654)	-		2,491,834
General and administrative	7,965,239	382,937	-		8,348,176
Change in fair value of contingent consideration	-	-	(83,763)	(e)	(83,763)
Total operating expenses	12,211,480	565,139	(83,763)		12,692,856

Operating loss	(9,626,895)	(216,088)	83,763		(9,759,220)

Other income (expense):
Interest income (expense)	(1)	-	-		(1)
Change in fair value of warrant liability	628,389	-	-		628,389
Other non-operating income (expense)	(100,023)	23,116	(297,078)	(f)	(373,985)

Loss before income taxes	(9,098,530)	(192,972)	(213,315)		(9,504,817)
Income tax expense	-	-	-		-

Net Loss	(9,098,530)	(192,972)	(213,315)		(9,504,817)

Other comprehensive income (loss):
Foreign currency translation income (loss)	(62,749)	(125,172)	-		(187,921)

Total comprehensive income (loss)	$(9,161,279)	$(318,144)	$(213,315)		$(9,692,738)
Basic and diluted loss per common share	$(0.73)				$(0.74)

Weighted average number of common shares outstanding, basic and diluted	12,518,507		292,511	(a)	12,811,018

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 - Description of Transaction

On January 21, 2021, the Company acquired all the issued and outstanding share capital of Phoenix for a base purchase price of up to £4,000,000 (approximately $5,500,000 using exchange rates at the acquisition date), subject to adjustment for working capital and other specified items (“Working Capital Adjustment”), as well as the achievement of certain revenue milestones (“Holdback Consideration”). The base purchase price requires the payment of cash of up to £1,000,000 (approximately $1,400,000 using exchange rates at the acquisition date), and share consideration of up to £3,000,000 (approximately $4,100,000 using exchange rates at the acquisition date). The total consideration paid at closing in U.S. dollars included a cash payment of approximately $480,000 (comprised of closing cash consideration £470,000 reduced by the Working Capital Adjustment of £120,000 and further translated using exchange rates at the acquisition date). The share consideration paid at closing was $1,927,647 (equivalent to approximately £1,410,000 of the purchase consideration using exchange rates at the acquisition date). The payment of the share consideration resulted in the Company’s issuance of 292,511 shares of common stock at the average market price of $6.59 that was determined from the 30-day weighted average share price prior to the closing date.

The remaining Holdback Consideration is payable in cash of up to approximately $725,000 (equivalent to approximately £530,000 of purchase consideration using exchange rates at the acquisition date) and in shares of common stock of up to approximately $2,200,000 (equivalent to approximately £1,590,000 of purchase consideration using exchange rates at the acquisition date). The Holdback Consideration is payable on a pro-rata basis upon calculating the progress of the Phoenix business towards achievement of certain revenue targets by May 16, 2021. The Company may also pay up to an additional $2,750,000 (equivalent to approximately £2,000,000 of purchase price using exchange rates at the acquisition date) in contingent earnout consideration (“Earnout Consideration”) based on the achievement of an earnings benchmark on the 18 month anniversary of the closing date.

Note 2 - Basis of Pro Forma Presentation

The unaudited pro forma condensed combined balance sheet gives effect to the acquisition of Phoenix as if the acquisition occurred on December 31, 2020. The unaudited pro forma condensed combined statements of operations and comprehensive loss for the year ended June 30, 2020 and the six months ended December 31, 2020 give effect to the Phoenix acquisition as if it had occurred on July 1, 2019.

The Company and Phoenix have different fiscal year-ends. The Company’s fiscal year ends on June 30, whereas Phoenix’s fiscal year ends on December 31. The unaudited pro forma condensed combined financial information has been prepared utilizing period ends that are within 93 days, as permitted by Rule 11-02 Regulation S-X. The unaudited pro forma condensed combined balance sheet combines the historical consolidated balance sheet of the Company at December 31, 2020 with the historical consolidated balance sheet of Phoenix as of September 30, 2020. The historical unaudited pro forma condensed combined statement of operations and comprehensive loss for the year ended June 30, 2020 combines the Company’s historical audited consolidated statement of operations for the year ended June 30, 2020 with the results of Phoenix derived by adding the historical unaudited condensed consolidated statement of operations and comprehensive loss of Phoenix for the nine months ended September 30, 2020 to its historical audited consolidated statement of operations and comprehensive loss for the year ended December 31, 2019, and then subtracting the historical unaudited condensed consolidated statement of operations and comprehensive loss for the nine months ended September 30, 2019. The historical unaudited pro forma condensed combined statement of operations and comprehensive loss for the six months ended December 31, 2020 combines the Company’s historical unaudited condensed consolidated statement of operations for the six months ended December 31, 2020 with the historical unaudited condensed consolidated results of Phoenix during the same six month period.

The acquisition accounting included in the unaudited pro forma condensed combined financial statements is preliminary and will differ from the final acquisition accounting as estimates of purchase consideration and the fair values of identifiable intangible assets acquired will change in connection with the work being performed by a third-party valuation specialist. While the Company has engaged a valuation specialist to estimate the fair value of purchase consideration, contingent consideration and identifiable intangible assets, the valuation requires the Company to provide additional information to determine preliminary values. As a result, differences between the preliminary estimates included in the pro forma financial information and the final acquisition accounting could be material.

Note 3 – Accounting Policies

The accounting policies of the Company may vary materially from those of Phoenix. During preparation of the unaudited pro forma condensed combined financial information, the Company has performed a preliminary analysis and is not aware of any material differences, and accordingly, this unaudited pro forma condensed combined financial information assumes no material differences in accounting policies between the two companies other than the pro forma reclassifications detailed in Note 5. Following the acquisition date, the Company will conduct a final review of Phoenix’s accounting policies in order to determine if differences in accounting policies require adjustment or reclassification of Phoenix’s results of operations or reclassification of assets or liabilities to conform to the accounting policies and classifications of the Company. As a result of this review, the Company may identify differences that when adjusted or reclassified, could have a material impact on this unaudited pro forma condensed combined financial information.

Note 4 – Estimated Preliminary Purchase Consideration

The table below presents the total estimated preliminary purchase consideration:

Cash consideration paid at closing, net of the Working Capital Adjustment	$481,386
Equity consideration paid at closing	1,927,647
2,409,033
Contingent Consideration:
Holdback Consideration payable in cash	725,000
Holdback Consideration payable in shares of common stock	2,200,000
Earnout Consideration payable in cash	2,750,000
5,675,000
Total estimated preliminary purchase consideration	$8,084,033

The total estimated preliminary purchase consideration assumes a maximum payout of the Holdback Consideration and Earnout Consideration. The estimated preliminary purchase consideration may change materially in connection the work being performed by a third-party valuation specialist to determine the fair value of the Holdback Consideration and Earnout Consideration. The Holdback Consideration and Earnout Consideration included in the total estimated preliminary purchase consideration are estimated using the exchange rates at the date of acquisition. The Earnout Consideration is not payable until the 18 month anniversary of the closing date of the Phoenix transaction and is therefore classified as a noncurrent liability.

Note 5 – Reclassification Adjustments

Certain reclassifications have been made to Phoenix’s historical balance sheet to conform to the Company’s presentation as follows:

	December 31, 2020
	Phoenix before reclassifications	Reclassifications	Phoenix after reclassifications
United Kingdom research and development incentives receivable	$61,245	$(61,245)	$-
Other receivables	-	61,245	61,245
Security deposit	5,062	(5,062)	-
Other non-current assets	-	5,062	5,062

Note 6 – Transaction Accounting Adjustments

a)	Represents the total estimated preliminary purchase consideration comprised of (i) cash paid at closing, net of the Working Capital Adjustment of $481,386, (ii) shares issued at closing of $1,927,647 (issuance of 292,511 shares of common stock at $.001 par value or $293 with balance of $1,927,354 recorded to additional paid-in capital), (iii) Holdback Consideration payable in cash and shares of $2,925,000 and (iv) Earnout Consideration of $2,750,000. See Note 4 for additional discussion of the estimated preliminary purchase consideration.
b)	Represents the estimate of goodwill resulting from the acquisition of Phoenix determined from the preliminary purchase price of $8,084,033 (Note 4) and the net liabilities of Phoenix assumed as of September 30, 2020 of $62,679. The estimate of goodwill is subject to change materially in connection with the work being performed by a third-party valuation specialist as it relates to determination of the fair value of purchase consideration, contingent consideration and identifiable intangible assets acquired in the transaction.
c)	Represents the elimination of Phoenix Game Networks Limited historical common stock, additional paid-in capital, accumulated deficit, and accumulated other comprehensive income.
d)	Represents a payment to Phoenix originating prior to the acquisition to fund the Phoenix purchase of internal-use software. Upon acquisition, the receivable recorded by the Company related to this payment will be eliminated against the corresponding payable amount recorded by Phoenix, and the Company will recognize an asset for the internal-use software being acquired. The developed software related to this purchase has not yet been placed into service.
e)	Represents a loss resulting from the in fair value of the Holdback Consideration that is payable in shares of common stock. The Holdback Consideration is due to be settled in common stock of the Company using the average 30-day weighted average market price of $6.59 on the closing date (“closing share price”). The Company estimates up to 333,839 shares of common stock issuable in connection this Holdback Consideration based upon the maximum amount of Holdback Consideration payable in shares of common stock. The change in fair value reflects the change in the closing share price of the Company’s common stock and the market price per common share at June 30, 2020 and December 31, 2020.
f)	Represents the foreign exchange transaction gain (loss) related to the revaluation of Holdback Consideration of £530,000 and Earnout Consideration of £2,000,000 that is payable in cash (U.S. dollars) for the year ended June 30, 2020 and six months ended December 31, 2020.